UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) : March 18, 2021

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-55264 (Commission File Number)	45-0486747 (I.R.S. Employer Identification Number)
140 Intracoastal Pointe Drive, Suite 404 Jupiter, FL 33477
(Address of principal executive offices and zip code)
(561) 743-8333
(Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On March 18, 2021 (the “Effective Date”), Dyadic International (USA), Inc., a subsidiary of Dyadic International, Inc., (hereinafter collectively referred to as “Dyadic” or the “Company”) entered into a Master Services Agreement (the “MSA”) with CR2O B.V. (“CR2O”).  Under the terms and conditions of the MSA, the Company has engaged CR2O to oversee and perform certain pre-clinical and clinical trial services related to the Company’s C1 produced SARS-CoV-2 receptor binding domain (RBD) of the SARS-CoV-2 spike protein vaccine candidate (“Vaccine Candidate”) which the Company is moving towards an anticipated Phase 1 clinical trial. Pursuant to Work Order Number 01 (the “Work Order”) between the Company and CR2O, also dated March 18, 2021, CR2O will oversee and perform certain pre-clinical trial services, including a toxicology study relating to the Company’s Vaccine Candidate. The initial term of the MSA will be for a period of five (5) years from the Effective Date.

The foregoing description of the MSA and the Work Order is qualified in its entirety by reference to the complete terms and conditions of the MSA and the Work Order, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events

On March 18, 2021, Dyadic issued a press release announcing the entry into the MSA and the Work Order described in Item 1.01 on this Current Report on Form 8-K. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being furnished herein:
Exhibit Number	Description

10.1	Master Services Agreement and Work Order, between Dyadic International (USA), Inc. and CR2O B.V., Dated March 18, 2021. Specific items in this exhibit have been redacted, as market by three asterisks[***].
99.1	Press Release issued by Dyadic International, Inc. announcing the Master Services Agreement with CR2O B.V.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2021

Dyadic International, Inc.

By:	/s/ Mark A. Emalfarb
Name:	Mark A. Emalfarb
Title:	Chief Executive Officer